    As filed with the Securities and Exchange Commission on December 23, 1997

                                                             File No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933


                             SPACEHAB, INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)

               WASHINGTON                                91-1273737
      (State or other jurisdiction          (I.R.S. Employer Identification No.)
    of incorporation or organization)

       1595 SPRING HILL ROAD, #360                          22182
            VIENNA, VIRGINIA                             (Zip Code)
(Address of Principal Executive Offices)


                           SPACEHAB, INCORPORATED 1995
                          DIRECTORS' STOCK OPTION PLAN
              (as amended and restated effective October 21, 1997)
                            (Full Title of the Plan)

                               Margaret E. Grayson
                             SPACEHAB, INCORPORATED
                           1595 Spring Hill Road, #360
                             Vienna, Virginia 22182

                     (Name and Address of Agent For Service)

                                 (703) 821-3000
          (Telephone Number, Including Area Code, of Agent For Service)


                                   Copies to:
                               Frank E. Morgan II
                              Dewey Ballantine LLP
                           1301 Avenue of the Americas
                            New York, New York 10019
                                 (212) 259-8000

                         CALCULATION OF REGISTRATION FEE

===================================================================================================================
                                                     PROPOSED MAXIMUM       PROPOSED MAXIMUM
 TITLE OF SECURITIES TO BE        AMOUNT TO BE      OFFERING PRICE PER     AGGREGATE OFFERING          AMOUNT OF
        REGISTERED                 REGISTERED            SHARE(1)               PRICE(1)           REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------
Common Stock (no par value
per share)...................    250,000 Shares           $10.25               $2,562,500               $755.94
===================================================================================================================

(1) Pursuant to Rule 457(h)(1), the prices are estimated solely for the purpose of calculating the registration fee and are based upon the average of the high and low sales prices of the Registrant's Common Stock as reported on the Nasdaq National Market on December 22, 1997.

    PURSUANT TO RULE 429 UNDER THE SECURITIES ACT OF 1993, THIS REGISTRATION
          STATEMENT REFERS ALSO TO REGISTRATION STATEMENT NO. 333-3638

                                     PART I


              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.  PLAN INFORMATION

         Not required pursuant to the instructions of Form S-8.

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION

         Not required pursuant to the instructions of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

                  (i)      INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed with the Securities and Exchange Commission (the "Commission") by SPACEHAB, Incorporated, a Washington corporation (the "Registrant"), pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), are incorporated by reference in this registration statement.

         (1) The Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1997.

         (2) The Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997.

         (3) The Registrant's Current Report on Form 8-K for October 28, 1997.

         (4) The description of the Registrant's common stock, no par value per share (the "Common Stock"), contained in the Registrant's Registration Statement on Form 8-A pursuant to Section 12(g) of the 1934 Act, including any amendment or report filed for the purpose of updating such information.

         All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act, after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference and a part hereof from the date of the filing of such documents.

                  (ii)     DESCRIPTION OF SECURITIES

         Not applicable.

                  (iii)    INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not applicable.

                  (iv)     INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The Company's Articles of Incorporation and Bylaws provide that a director or officer of the Company shall not be personally liable to it or its stockholders for monetary damages to the fullest extent permitted by the Washington Business Act. In accordance with the Washington Business Act, the Articles of Incorporation do not eliminate or limit the liability of a director or officer for acts or omissions that involve intentional misconduct by a director or officer or a knowing violation of law by a director or officer for voting or assenting to an unlawful distribution, or for any transaction from which the director or officer will personally receive a benefit in money, property, or services to which the director or officer is not legally entitled. The

Washington Business Act does not affect the availability of equitable remedies such as an injunction or rescission based upon a director's or officer's breach of his duty of care. Any amendment to these provisions of the Washington Business Act will automatically be incorporated by reference into the Articles of Incorporation, without any vote on the part of its stockholders, unless otherwise required.

         Indemnification Agreements. The Company and each of its directors and executive officers has entered into indemnification agreements. The indemnification agreements provide that the Company will indemnify the directors and executive officers against certain liabilities (including settlements) and expenses actually and reasonably incurred by them in connection with any threatened or pending legal action, proceeding or investigation (other than actions brought by or in the right of the Company) to which any of them is, or is threatened to be, made a party by reason of their status as a director, officer or agent of the Company, or serving at the request of the Company in any other capacity for or on behalf of the Company; provided that (i) such person acted in good faith and in a manner at least not opposed to the best interest of the Company, (ii) with respect to any criminal proceedings had no reasonable cause to believe his or her conduct was unlawful, (iii) such person is not finally adjudged to be liable for negligence or misconduct in the performance of his or her duty to the Company, unless the court views in light of the circumstances the director or executive officer is nevertheless entitled to indemnification, and (iv) the indemnification does not relate to any liability arising under Section 16(b) of the 1934 Act, or the rules or regulations promulgated thereunder. With respect to any action brought by or in the right of the Company, directors and executive officers may also be indemnified, to the extent not prohibited by applicable laws or as determined by a court of competent jurisdiction, against expenses actually and reasonably incurred by them in connection with such action if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the Company.

         Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable.

                  (v)      EXEMPTION FROM REGISTRATION CLAIMED

         Any restricted securities to be offered or resold pursuant to this Registration Statement are exempt under Section 4(2) of the 1933 Act, as a non-public offering of securities.

                  (vi)     EXHIBITS

            EXHIBIT                                    DESCRIPTION
          4.1           Form of Certificate of Incorporation of the Registrant, as amended.
          4.2           Form of Bylaws of the Registrant, as amended.
          5             Opinion of Dewey Ballantine LLP.
         23.1           Consent of Dewey Ballantine LLP (contained in Exhibit 5).
         23.2           Consent of KPMG Peat Marwick LLP.
         24             Power of Attorney (included on signature page).

                  (vii)    UNDERTAKINGS

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i) To include any prospectus required by section
10(a)(3) of the Securities Act of 1993;

                           (ii) To reflect in the prospectus any facts or events
arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                           (iii) To include any material information with
respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vienna, Commonwealth of Virginia, on this 23rd day of December, 1997.


                                        SPACEHAB, INCORPORATED

                                        By:  /s/  Shelley A. Harrison
                                             -----------------------------------
                                        Name: Dr. Shelley A. Harrison
                                        Title:    Chairman of the Board and
                                                  Chief Executive Officer


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below under the heading "Signatures" constitutes and appoints Dr. Shelley A. Harrison and Margaret E. Grayson his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, including post-effective amendments, and to file the same, with all exhibits thereto, and all documents in connection therewith, including, without limitation, any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, with the Securities and Exchange Commission, granting unto attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, or their substitute or substitutes, may lawfully do or cause to be done.



         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

                    Signature                                     Title                                   Date
                    ---------                                     -----                                   ----
           /s/ Shelley A. Harrison                 Chairman of the Board and Chief                  December 23, 1997
           -----------------------                 Executive Officer
           Dr. Shelley A. Harrison                 (Principal Executive Officer)

                    Signature                                     Title                                   Date
                    ---------                                     -----                                   ----
           /s/ Margaret E. Grayson                 Vice President of Finance (CFO),                 December 23, 1997
           ------------------------                Treasurer and Assistant Secretary
               Margaret E. Grayson                 (Principal Financial and Accounting
                                                   Officer)

           /s/ Hironori Aihara                                     Director                         December 23, 1997
           ------------------------
               Hironori Aihara

           /s/ Robert A. Ciron                                     Director                         December 23, 1997
           ------------------------
               Robert A. Citron

           /s/ Edward E. David, Jr.                                Director                         December 23, 1997
           ------------------------
           Dr. Edward E. David, Jr.

           /s/ Shi H. Huang                                        Director                         December 23, 1997
           ------------------------
           Dr. Shi H. Huang

           /s/ Chester M. Lee                                      Director                         December 23, 1997
           ------------------------
               Chester M. Lee

           /s/ Gordon S. Macklin                                   Director                         December 23, 1997
           ------------------------
               Gordon S. Macklin

           /s/ Brad M. Meslin                                      Director                         December 23, 1997
           ------------------------
           Dr. Brad M. Meslin

           /s/ Udo Pollvogt                                        Director                         December 23, 1997
           ------------------------
           Dr. Udo Pollvogt

           /s/ Alvin L. Reeser                                     Director                         December 23, 1997
           ------------------------
               Alvin L. Reeser

           /s/ James R. Thompson                                   Director                         December 23, 1997
           ------------------------
               James R. Thompson

           /s/ Ernesto Vallerani                                   Director                         December 23, 1997
           ------------------------
         Prof. Ernesto Vallerani

                                INDEX TO EXHIBITS

The following documents are filed as part of this Registration Statement.

Exhibit                                                Location
-------                                                --------
 4.1     Form of Amended and Restated Articles of      Incorporated by reference from Exhibit 3.1 to the
         Incorporation of the Registrant.              Registrant's Registration Statement on Form S-1,
                                                       Registration Statement No. 33-97812, filed with the
                                                       Securities and Exchange Commission ("Commission")
                                                       on October 5, 1995.

 4.2     Amended and Restated Bylaws of the            Incorporated by reference from Exhibit 3.2 to the
         Registrant.                                   Registrant's Registration Statement on Form S-1,
                                                       Registration Statement No. 33-97812, filed with the
                                                       Commission on October 5, 1995.

 4.3     1995 Directors' Stock Option Plan (as         Incorporated by reference to Exhibit B to the
         amended and restated effective October 21,    Registrant's Definitive Proxy Statement on Schedule
         1997).                                        14A, dated September 12, 1997.

 5       Opinion of Dewey Ballantine LLP, re:          Attached.
         legality, including consent.

23.1     Consent of Dewey Ballantine LLP.              Contained in Exhibit 5.

23.2     Consent of KPMG Peat Marwick LLP,             Attached.
         independent auditors.

24       Power of Attorney.                            Included on signature page.